                                 EXHIBIT 10tt

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------


     THIS AMENDMENT is made as of February 20, 1996 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned
                                               ------
subsidiaries, LOJACK INTERNATIONAL CORPORATION, a Delaware corporation ("LIC")
                                                                         ---
formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation, which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation ("LONJ"),
                                                                      ----
and RECOVERY SYSTEMS, INC., a Florida corporation ("RSI", with the Parent, LIC
                                                    ---
and LONJ being collectively referred to herein as the "Original Borrowers"); by
                                                       ------------------
execution of the Joinder attached hereto, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings" and, together with the Original Borrowers,
                            --------
the "Borrowers") and THE FIRST NATIONAL BANK OF BOSTON (the "Lender").
     ---------                                               ------

                                    RECITALS
                                    --------

     A. The Lender and the Original Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994 (as so amended, the "Loan Agreement"). Capitalized terms used herein without definition have
     --------------
the meanings assigned to them in the Loan Agreement.

     B. Since the execution of the Loan Agreement, the Parent has formed a new subsidiary, LoJack Holdings Corporation, for the purpose of dealing in and holding marketable securities and cash. Simultaneously with the execution of this Amendment, the Parent is causing Holdings to enter into a Security Agreement with the Lender, and the Parent is pledging all of the issued and outstanding shares of capital stock of Holdings to the Lender, all as required under Section 2.7 of the Loan Agreement.

     C. The Original Borrowers wish to amend the Loan Agreement (1) to increase the maximum Revolving Loans available under the Note from $4,500,000 to $7,500,000, with the outstanding principal amount thereof to convert to a five year term loan on March 1, 1997, (2) to add Holdings as a "Borrower" thereunder and (3) to amend certain financial and other covenants, all as hereinafter set forth.

     D. Subject to certain terms and conditions, the Lender is willing to agree to such amendments, as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     I.  Amendment to Definitions in Loan Agreement.
         -------------------------------------------

     A. The definitions of "Borrowers", "Commitment", "EBITDA", "New Markets" and "Operating Cash Flow" in Section 1 of the Loan Agreement are amended to read as follows:

     Borrowers:  LoJack Corporation, LoJack International Corporation, LoJack of
     ---------
New Jersey Corporation, Recovery Systems, Inc. and LoJack Holdings Corporation.

     Commitment:  $7,500,000.
     ----------

     EBITDA:  For any period, an amount equal to Net Income of the Borrowers for
     ------
such period plus (a) taxes in respect of income and profits, (b) Interest Expense, (c) depreciation and (d) amortization, in each case to the extent deducted in computing Net Income for such period.

     New Markets:  Any and all new markets located in the United States, as
     -----------
specified in the Parent's business plan delivered from time to time to the Lender.

     Operating Cash Flow:  For any period, an amount equal to Net Income for
     -------------------
such period plus (a) taxes in respect of income and profits, (b) Interest
            ----
Expense, (c) depreciation and amortization and (d) other non-cash charges taken in accordance with GAAP, in each case to the extent deducted in computing Net Income for such period, minus (i) taxes in respect of income and profits
                        -----
actually paid during such period, (ii) Capital Expenditures made during such period, (iii) Equity Distributions made during such period, to the extent made concurrently with or following the initial Revolving Loan, and (iv) Permitted Investments described in clause (c) of the definition thereof made during such period, to the extent made concurrently with or following the initial Revolving Loan.

     B. In addition, the following new definitions are added to Section 1, alphabetically, as follows:



    Bank Charges:  See Section 2.1.
    ------------

    Conversion Date:  See Section 2.1.
    ---------------

    Equity Distribution:  Any distribution or payment of cash or property, or
    -------------------
both, directly or indirectly, in respect of any class of the stock of any Borrower or any other equity securities in any Borrower, including without limitation any dividends and any other distributions paid for the purchase, redemption, retirement or acquisition of any class of stock or other equity securities of any Borrower.

    Holdings:  LoJack Holdings Corporation, a Massachusetts corporation and the
    --------
Parent's wholly owned subsidiary.

    Permitted Investment:  (a) Any equity investment in an existing Subsidiary
    --------------------
made by a Borrower after the date of this Agreement, (b) any stock or asset acquisition made by a Borrower (directly or indirectly by a Subsidiary formed for such purpose), in each case, however, only to the extent consented to in advance by the Lender, which consent shall not be unreasonably withheld or delayed, and (c) any investment by a Borrower in a joint venture, corporation, partnership or other similar business, provided that (i) such investment involves the purchase of no more than 49% of the equity and/or debt securities issued by such entity, on a fully diluted basis, and (ii) the aggregate amount of such investments shall not exceed $5,000,000 for any fiscal year.

    Term Loan Principal:  See Section 2.4(a).
    -------------------

     C. The definitions of "Excluded Expenditures" and "Maturity Date" are deleted from Section 1.1.

    II.  Revolving Credit and Term Loans.  Section 2.1 is deleted and the
         -------------------------------
following substituted therefor:

    Section 2.1.  Revolving Credit and Term Loans.
    ---------------------------------------------

    (a) Subject to the terms and conditions contained in this Agreement, the Lender agrees to make loans (the "Revolving Loans') to the Parent from time to
                                  ---------------
time from the date hereof until March 1, 1997 (the "Conversion Date"), in the
                                                    ---------------
maximum principal amount at any one time outstanding of $7,500,000, provided that the principal amount of Revolving Loans outstanding at any time shall not exceed the Borrowing Base at such time. Subject to the provisions of this Agreement, from the date hereof until the Conversion Date and within the limits of the Commitment, the Parent may borrow, repay and re-borrow under this Section.

    (b) The Revolving Loans shall be evidenced by, and be payable as provided in, the Borrowers' joint and several Amended and Restated Revolving Credit and Term Note in the form attached as Exhibit 2.1 hereto (with all substitutions
                                  -----------
therefor, the "Note"), payable to the order of the Lender, which Note is hereby
               ----
incorporated herein by reference and made a part hereof.

    (c) Until the Conversion Date, the Lender shall record in the Revolving Loan Account (i) all Revolving Loans, (ii) all payments made by any of the Borrowers and (c) other debits and credits, in accordance with customary accounting practices, including all interest, fees, charges, taxes and expenses chargeable to the Borrowers under this Agreement (collectively, the "Bank Charges"). The
                                                          ------------
debit balance of the Revolving Loan Account prior to the Conversion Date shall reflect the amount of the Borrowers' Obligations to the Lender from time to time in respect of Revolving Loans and other Bank Charges hereunder. At least once each month the Lender may render a statement of account showing as of its date the debit balance(s) of the Loan Account which, unless within thirty (30) days of such date notice to the contrary is received by the Lender from the Borrowers, shall be considered correct and accepted by the Borrowers and conclusively binding upon it.

     III.  Pricing.  Section 2.3(a) is amended by deleting the words and
           -------
characters "plus .625%" where they appear in the first sentence thereof, with the effect that the principal amount outstanding under the Note shall bear interest at a rate per annum equal to the Base Rate.

     IV.  Amortization. Section 2.4(a) is deleted and the following inserted
          ------------
in substitution therefor:

     (a)  In addition to payments required under the third sentence of this
Section 2.4(a), the Borrowers may prepay the principal amount of the Note, in whole or in part, at any time without premium or penalty. Amounts so paid may, prior to the Conversion Date and within the limits of the Borrowing Base, be borrowed and reborrowed as provided in Section 2.1. The Borrowers shall repay the principal amount outstanding under the Note on the Conversion Date (the "Term Loan Principal"), without setoff, deduction or counterclaim, in quarterly
 -------------------
installments of principal on each Quarterly Date, commencing on May 31, 1997 and ending on February 28, 2002, when all outstanding principal, interest and other expenses and charges payable under this Agreement, the Note and the Security Documents shall be due and payable in full. The amount of each such quarterly installment shall be the percentage of the Term Loan Principal set forth opposite the respective Quarterly Date in the following table:

                                          Percentage of Term Loan Principal
                                          ---------------------------------
             Quarterly Date               Payable during Each Fiscal Quarter
             --------------               ----------------------------------
May 31, 1997 through February 28, 1998                  3.00%
May 31, 1998 through February 28, 1999                  4.00%
May 31, 1999 through February 28, 2000                  5.00%
May 31, 2000 through February 28, 2001                  6.00%
May 31, 2001 through February 28, 2002                  7.00%

     V.  Fees.  Section 2.5(a) is amended to read in its entirety as follows:
         ----

     (a) The Borrowers shall pay to the Lender a commitment fee, computed on the daily debit balance in the Revolving Loan Account through the Conversion Date and payable in arrears on each Quarterly Date and on the earlier of the Conversion Date or the maturity of the Note. whether by payment, prepayment , acceleration or otherwise, equal to 0.25% per annum of the average daily unused portion of the Commitment.

     VI.  Security.  Section 2.7(a) is amended by adding after the word "Parent"
          --------
at the end of the parenthetical included therein the words and character "and of any and all equity securities issued to any Borrower, including equity securities constituting Permitted Investments".

     VII.  Use of Proceeds.  Section 2.8(a) is deleted and the following
           ---------------
substituted therefor:

     (a) The proceeds of the Revolving Loans shall be used (i) for working capital purposes of the Borrowers, including without limitation Capital Expenditures, including costs and expenses incurred in connection with start-up businesses in New Markets, (ii) for Permitted Investments and (iii) to make Equity Distributions in respect of the Parent's capital stock.

     VIII.  Conditions to Loans.  Section 3.2(b)(ii) is deleted and the
            -------------------
following substituted therefor:

     (ii) (A) after giving effect to such Loan, both as of the proposed date thereof and as if made on the most recent Quarterly Date, no event shall have occurred and be continuing and no condition shall exist, or would result from such Loan or the transactions contemplated hereby, which would constitute, a Default, and (B) the Borrowers shall have delivered to the Lender the certificate of a senior officer of the Parent, in form and substance satisfactory to the Lender, certifying to such effect and including detailed calculations showing compliance with the financial covenants set forth in Section 5 as of such prior Quarterly Date and certifying as to such senior officer's belief that the Borrowers are also in compliance therewith as of the proposed date of such Loan;

     IX.  Financial Covenants.
          -------------------

     A.  Section 5.1 is amended to read in its entirety as follows:

     5.1  Debt Service Coverage.  The Borrowers will maintain a ratio of
          ---------------------
Operating Cash Flow to Total Debt Service for each period of twelve consecutive months of at least (a) 1.50:1.00, through and including the twelve month period ending February 28, 1998, and (b) 1.75:1.00, for each twelve month period ending on or after March 31, 1998.

     B.  Section 5.2 is amended to read in its entirety as follows:

     5.2  Minimum Tangible Capital Funds.
          ------------------------------

     (a) The Borrowers will cause Tangible Capital Funds to equal or exceed, at all times, $33,000,000 minus the aggregate amount of any Equity Distributions
                       -----
made after November 30, 1995.

     (b) In addition, the Borrowers will cause Tangible Capital Funds as of each Quarterly Date specified below to equal or exceed the following respective amounts:

           Quarterly Date(s)              Minimum Tangible Capital Funds
           -----------------              ------------------------------
November 30, 1995 and February 28, 1996             $4,000,000
May 31, 1996 through February 28, 1997              $6,000,000
May 31, 1997 and thereafter                         $8,000,000

     C.  Section 5.3 is amended to read in its entirety as follows:

     5.3  Leverage.  The Borrowers will not permit the ratio of Total
          --------
Liabilities to Tangible Capital Funds as of any Quarterly Date to exceed the respective amount indicated below:

           Quarterly Date(s)                   Maximum Ratio of Total
           -----------------                   ----------------------
                                          Liabilities to Tangible Capital
                                          -------------------------------
                                                       Funds
                                                       -----
November 30, 1995 through February 28,               3.00:1.00
1997

May 31, 1997 through February 28, 1998               2.00:1.00

May 31, 1998 and thereafter                          1.00:1.00


     D.  Section 5.5 is deleted and the following substituted therefor:

     5.5  Minimum Profitability.  The Borrowers will not permit their
          ---------------------
consolidated after-tax profit, determined in accordance with GAAP, to be less than $500,000 for any fiscal quarter.

     X.  Other Covenants.
         ---------------

     A. Section 6.1(c) is amended to provide that the Borrowing Base Certificate required to be delivered thereunder shall be delivered on a quarterly rather than monthly basis so long as there is no outstanding balance under the Note, within 35 days after the end of each fiscal quarter.

     B. Section 7.1(c) is amended by increasing the maximum permitted amount of indebtedness for Capitalized Leases and purchase money Indebtedness set forth in clause (i) (B) thereof from $5,000,000 to $7,000,000.

     C.  Section 7.7(a) is deleted and the following substituted therefor:

     7.7  Investments, Loans and Acquisitions.
          -----------------------------------

        (a) None of the Borrowers will (i) purchase or acquire any share of capital stock, partnership interest, evidence of indebtedness or other equity security of any other Person, (ii) acquire all or substantially all of the assets of any entity, (iii) make any loan, advance or extension of credit to, or contribution to the capital of, any other Person, (iv) purchase any real estate for sale or investment, (v) purchase any commodities futures contracts other than in connection with bona fide hedging transactions in the ordinary course of business, (vi) make any other investment in any other Person, (vii) form any Subsidiary or (viii) make any commitment or acquisition of any option or enter into any other arrangement for the purpose of making any of the foregoing investments, loans or acquisitions (all of the foregoing being referred to collectively as "Investments"); except for (A) Qualified Investments, (B) the Parent's equity investments in Subsidiaries as of the date hereof, (C) Intercompany Loans by the Parent to Subsidiaries existing as of the date hereof, (D) subject to the requirements of Section 7.7(b), the formation and capitalization of Subsidiaries (1) to install the Lojack System in one or more of the New Markets or (2) with the Lender's consent, in connection with acquisitions constituting Permitted Investments and subject to the following clause (E), and (E) Permitted Investments, provided that any required consents of the Lender have been obtained, all conditions to such consents have been satisfied and, after giving effect to any such Permitted Investment, the Borrowers are in compliance with Sections 2.7, 6.8, 7.1 and 7.7(b) and all other applicable provisions of this Agreement and no Default exists and is continuing.

        (b) Notwithstanding the foregoing, no new Subsidiary may be formed by the Companies unless (i) such Subsidiary is majority owned by the Parent,
     (ii) the Parent shall have notified the Lender at least five (5) days prior to the formation of any such Subsidiary and (iii) as of the date of the formation of any such Subsidiary and the Parent's investment therein, and after giving effect thereto, (A) this Agreement shall have been amended and restated to add such Subsidiary as a Borrower and to reflect all other related changes in the Parent's capital structure, to the reasonable satisfaction of the Lender, (B) such new Subsidiary shall have entered into any and all Security Documents (in form and substance satisfactory to the Lender) necessary to comply with the provisions of Section 2.7 and the Lender shall be satisfied that all liens and security interests required to be granted in the assets and ownership interests of such new Subsidiary under such Section 2.7 have been granted or pledged and have been perfected, and (C) without limiting the generality of the foregoing, no Default shall exist and be continuing.

     D.  Section 7.8 is deleted and the following substituted therefor:

     7.8  [Intentionally Deleted.]

     XI.  Notices.  Section 9.1 is amended by deleting the reference to Roy F.
          -------
Bates, Vice President, with a Mail-Stop of 01-09-12, and substituting therefor a reference to Michael E. Hjerpe, with a Mail-Stop of 01-07-07.

     XII.  Exhibits.
           --------

     A.  Exhibit 2.1 to the Loan Agreement is deleted and the attached Exhibit
         -----------                                                   -------
2.1 substituted therefor.
- ---

     B. The following Disclosure Exhibits to the Loan Agreement are amended to reflect changes arising in connection with the Borrowers' expansion into the New Markets since the date of execution of the Loan Agreement, as provided in the Loan Agreement Disclosure Exhibit Supplement attached hereto:

     a)    Exhibit 4.1   Borrowers' Jurisdictions
           -----------

     b)    Exhibit 4.5   Real Property; Liens
           -----------

     c)    Exhibit 4.8   Material Agreements
           -----------

     d)    Exhibit 4.17  Capitalization
           ------------

     e)    Exhibit 4.20  Mergers and Acquisitions
           ------------

     C. The Officer's Certificates delivered in connection with the execution and delivery of each of the Security Agreements dated as of December 10, 1993 executed by the Borrowers and the Lenders are amended to reflect changes arising in connection with the Borrowers' expansion into the New Markets since such date, as provided on the Security Agreement Exhibit Supplement attached hereto.

     XIII.  No Further Amendments.  Except as specifically amended hereby, the
            ---------------------
Loan Agreement and the Security Documents shall remain unmodified and in full force and effect and are hereby ratified and affirmed in all respects, and the indebtedness of the Borrowers to the Lender evidenced thereby and by the Note is hereby reaffirmed in all respects.

     XIV.  Confirmation of Security.  The Borrower's obligations under the Loan
           ------------------------
Agreement, as amended hereby, the Amended and Restated Revolving Credit and Term
Note issued on the date hereof in substitution for the Borrower's Revolving Credit Note dated December 10, 1993 (the "New Note") (collectively, the "New
                                          --------                       ---
Obligations") and all other obligations constitute "Obligations" for all
- -----------
purposes of (i) the Loan Agreement and (ii) the Security Documents executed by the Borrowers (the "Original Security Documents") and, howsoever defined, shall
                    ---------------------------
be secured by, and entitled to all of the benefits of, the Original Security Documents and any other Security Documents executed from time to time under the Loan Agreement, as amended hereby.

     XV.  Certain Representations of the Borrowers.  As a material inducement to
          ----------------------------------------
the Lender to enter into this Amendment, the Borrowers hereby jointly and severally represent and warrant to the Lender (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:
- ---------------------------

     A. The execution and delivery of this Amendment and the additional Security Documents executed and delivered by the Parent and Holdings on the date hereof have been duly authorized by all requisite corporate action on the part of the Borrowers.

     B. The representations and warranties contained in Section 4 of the Loan Agreement, as amended by this Amendment, are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been permitted under the terms of the Loan Agreement or otherwise in writing by the Lender). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrower from that disclosed in the financial statements most recently furnished to the Lender or otherwise by written notice from the Borrowers to the Lender.

     C. This Amendment and the additional Security Documents executed and delivered by the Parent and Holdings on the date hereof constitute the legal, valid and binding obligation of the Borrowers, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

     XVI.  Conditions.  The willingness of the Lender to agree to the foregoing
           ----------
is subject to the following conditions:

     A. The Borrowers shall have executed and delivered to the Lender (or shall have caused to be executed and delivered to the Lender by the appropriate persons) the following:

     1. This Amendment.

     2. The New Note, in the form of new Exhibit 2.1 to the Loan Agreement (in exchange for cancellation of the Revolving Credit Note dated December 10,1995).

     3. A Security Agreement between Holdings and Lender, together with the related Officer's Certificate.

     4. Stock certificates evidencing all of the issued and outstanding shares of capital stock of Holdings, which are owned in full by the Parent, as required under Section 1(b) of the Stock Pledge Agreement dated as of December 10, 1993 between the Parent and the Lender, together with appropriate stock powers, executed in blank, and a revised Exhibit A showing an updated list of
                                         ---------
the shares of capital stock pledged with the Secured Party under such Stock Pledge Agreement.

     5. An Assignment for Security (Trademarks) and a Trademark Collateral Assignment and Security Agreement, substantially in the form of the comparable documents previously executed by the Parent as of December 10, 1993, in connection with certain additional registered trademarks obtained, and trademark applications made, by the Parent, together with evidence satisfactory to the Lender of the proper filing of such Assignment for Security (Trademarks) with the U.S. Patent and Trademark Office by Robert H. Rines, Esq., the Borrowers special patent and trademark counsel.

     6. True and complete copies of any required directors' consents and/or resolutions, authorizing the execution and delivery of the Amendment and the additional Security Documents executed and delivered on the date hereof by the Parent and Holdings, certified by the Clerk of each Borrower.

     7. UCC, tax lien and judgment searches of recent date as to each of the Borrowers, to the extent required by the Lender and evidence satisfactory to the Lender of the proper filing of any and all additional UCC financing statements, or amendments thereto, necessary to ensure full compliance by the Borrowers with the provisions of Section 2.7 of the Loan Agreement with respect to assets and properties acquired or leased in the New Markets and otherwise since the date of execution of the Loan Agreement, including the additional registered trademarks obtained, and trademark applications made, by the Parent, as described on
Exhibit 4.6 to the Loan Agreement, as amended on the date hereof.

     8. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

     B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel.

     C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

     XVII.  Miscellaneous.
            -------------

     A. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all out-of-pocket costs and expenses of the Lender (including reasonable fees and disbursements of counsel to the Lender) in connection with its Amendment and the other agreements and instruments and documents executed pursuant hereto.

     B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, the Lender and the Original Borrowers have caused this Amendment to be duly executed by their duly authorized representatives, in each case as a sealed instrument and as of the day and year first above written.


                              LOJACK CORPORATION


                              By
                                 ---------------------------------
                                   Joseph F. Abely, President


                              LOJACK INTERNATIONAL CORPORATION


                              By
                                 ---------------------------------
                                   Joseph F. Abely, President


                              LOJACK OF NEW JERSEY CORPORATION


                              By
                                 ---------------------------------
                                   Joseph F. Abely, President


                              RECOVERY SYSTEMS, INC.


                              By
                                 ---------------------------------
                                   Joseph F. Abely, President


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                                 ---------------------------------
                                  Michael E. Hjerpe, Vice President

                           JOINDER TO LOAN AGREEMENT
                           -------------------------


     The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994 and February 20, 1996 (the "Loan Agreement"), among The First National Bank of Boston, LoJack Corporation, LoJack International Corporation, LoJack of New Jersey Corporation and Recovery Systems, Inc., and shall have all of the rights and obligations of a "Borrower" under the Loan Agreement.

     Executed as a sealed instrument as of February 20, 1996.


                              LOJACK HOLDINGS CORPORATION


                              By
                                 ---------------------------------
                                      Joseph F. Abely, President

LOJACK CORPORATION

EXHIBIT 4.1

Description of Incorporation and Foreign Qualification of Borrowers

NAME OF BORROWER          STATE OF INCORPORATION  FOREIGN QUALIFICATION

LoJack Corporation        Massachusetts           Georgia, California*
                                                  Virginia, Rhode Island
                                                  New York, Connecticut,
                                                  District of Colombia

LoJack of New Jersey
Corporation               Delaware                New Jersey

LoJack International**    Delaware                Michigan,Illinois

Recovery Systems Inc.***  Florida                 Florida

LoJack Holdings
Corporation               Massachusetts           None



Each of LoJack of New Jersey, LoJack International, Recovery Systems Inc., and LoJack Holdings Corporation is a wholly-owned subsidiary of LoJack Corporation.

*In California, LoJack Corporation is qualified to do business under the name "LoJack Auto Recovery Systems."

**Formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation), which does business in Illinois under the tradename "LoJack of Illinois," and in Michigan under the tradename "LoJack of Michigan."

***In Florida, Recovery Systems, Inc. does business under its tradename "LoJack of Florida".

EXHIBIT 4.17

CAPITALIZATION


     LoJack Corporation


LoJack of New       LoJack International Recovery       LoJack
Jersey Corporation  Corporation          Systems, Inc.  Holdings
                                                        Corporation


LoJack Corporation is the legal and record owner of:

1. 650 shares of Common Stock, without par value, of LoJack of New Jersey Corporation, a Delaware corporation (LONJ"), and 15150 shares of Non-Voting Cumulative Preferred Stock, without par value, of LONJ.

2. 1,000 shares of Common Stock, without par value, of LoJack International Corporation (formerly LoJack Midwest Corporation), a Delaware corporation.

3. 100 shares of Common Stock, with $.01 par value, of Recovery Systems, Inc., a Florida corporation.

4.100 shares of Common Stock without par value, of LoJack Holdings Corporation, a Massachusetts corporation.


For further description of the other information required in this Exhibit, please see LoJack Corporation's most recent financial statement.

EXHIBIT 4.20

NAME CHANGES, MERGERS AND ACQUISITION

   As of November 3, 1989 LoJack Corporation ("LoJack"), through its subsidiary, LoJack of New Jersey Corporation, acquired substantially all of the assets of Auto Recovery Systems, Inc. a distributor of LoJack's products, and the resulting corporation, known as LoJack of New Jersey Corporation, remains a subsidiary of LoJack. Subsequently, LoJack acquired all of the securities of LoJack of New Jersey Corporation, which were not previously held by it. The stockholders of Auto Recovery Systems, Inc. and the former minority stockholders of LoJack of New Jersey Corporation, received LoJack shares in these acquisitions.

   Effective May 30, 1990, LoJack of Florida Corporation, a wholly-owned subsidiary of LoJack, was merged with and into Recovery Systems, Inc., a Florida corporation and a former distributor of LoJack's products. Recovery Systems, Inc. was the surviving corporation in the merger and does business under the name of LoJack of Florida. The former stockholders of Recovery Systems, Inc. received shares of LoJack's common stock as consideration for the surrender of their shares in the merger.

   In July of 1990, the stockholders of LoJack at their annual stockholders meeting, voted to remove the hyphen from the former name "Lo-Jack" so that the corporate name of the company is now "LoJack Corporation."

   Effective October 5, 1994 CarSearch Corporation and LoJack Midwest Corporation merged, at which time CarSearch Corporation ceased to exist, and LoJack Midwest became the surviving corporation. Subsequent to this merger, LoJack Midwest Corporation changed its name to LoJack International Corporation.

EXHIBIT 4.5

LIST OF LEASES

1. A certain Lease between Recovery Systems, Inc. and Hutton/GSH Commercial Properties, which relates to the premises (or portion thereof) located at 5371 N.W. 33rd Avenue, Fort Lauderdale, Florida.

2. A certain Lease between LoJack Corporation and Kurt-Saracen Associates, which relates to the premises (or portion thereof) located at 333 Elm Street, Dedham, Massachusetts.

3. A certain Lease between LoJack Corporation and Brannen/Goodard Company, which relates to the premises (or portion thereof) located at 8601 Dunwoody Place, Atlanta, Georgia.

4. A certain Lease between LoJack Midwest Corporation and Korman/Lederer Management Co. which relates to the premises (or portion thereof) located at 655 West Grand Ave, Elmhurst, Illinois.

5. A certain Lease between LoJack Midwest Corporation and Southfield Technecenters Properties, which relates to the premises (or portion thereof) located at 21455 Melrose Ave., Southfield, Michigan.

6. A certain Lease between LoJack Corporation and Century Center Associates, L.P. which relates to the premises (or portion thereof) located at 9911 West Pico Blvd., Los Angeles, California.

7. A certain Lease between LoJack Corporation and TCW Realty Fund III Holding Co. which relates to the premises (or portion thereof) located at 485 Spring Park Place, Herdon, Virginia.

8. A certain Lease between LoJack of New Jersey and Paramus Plaza IV Associates which relates to the premises (or portion thereof) located at 12 Route 17 North, Paramus, New Jersey.

9. A certain Lease between LoJack Corporation and Al-Ron Associates which relates to the premises (or portion thereof) located at 15 Commercial Circle, Dedham, Massachusetts.

                                  EXHIBIT 4.6

                    LIST OF LICENSEE, PATENTS AND TRADEMARKS
                    ----------------------------------------

l.  Patents
    -------

  United States                   U.S. Patent 4,l77,466
  United States                   U.S. Patent 4,8l8,998
  United States                   U.S. Patent 4,098,629
  Argentina                       Patent No. 243285
  European*                       Patent No. 0245555
  Canada                          Patent No. l,286,390
  Venezuela                       Patent No. 252-88
  Mexico                          Patent No. l66803
  Spain                           Patent No. P-8700923/4
  Brazil                          Patent No. 870l433
  Japan                           Patent No. 73944/87

2.  Trademarks
    ----------

    2.l  Registered U.S. Trademarks:
         --------------------------

        For the tradename "LoJack", LoJack Corporation has U.S. Trademark Registration No. l,482,2ll.

        CarSearch by LoJack
        #l,766,622

        LoJack Retrieve
        #l,650,079

        LoJack Prevent
        #l,653,600

        Voice Guard by LoJack
        #l582332

   2.2  Registered Non-U.S. Trademarks:
        ------------------------------

        For the tradename "LoJack" LoJack Corporation has Registered Non-U.S. Trademarks in the following countries:

        Argentina                   Registration No. l,521,255
        Australia                   Registration No. 5l0900
        Brazil                      Registration No. 8l4990878
        Canada                      Registration No. 377,587
        Czecholslovakia             Registration No. 73l95
        Ecuador                     Registration No. 37464/94
        Great Britain               Registration No. l388l52
        France                      Registration No. l,539,703
        Germany                     Registration No. ll633l3
        Greece                      Registration No. 108,07l
        Israel                      Registration No. 852l9
        Italy                       Registration No. l98l85

        Japan                       Registration No. 5999l/89
        Mexico                      Registration No. 368782
        South Africa                Registration No. 94/14386
        South Korea                 Registration No. 198185
        Spain                       Registration No. l,5l9,948
        Taiwan                      Registration No. 505697
        Trinidad & Tobago           Registration No. 22047
        Venezuela                   Registration Nos. 999889 & 979789

        For the tradename "CarSearch" LoJack Corporation has Registered Non-U.S. Trademarks in the following countries:

        Colombia                     Registration No. 408037
        Czecholslovakia              Registration No. 73l97
        Greece                       Registration No. 108,072
        Israel                       Registration No. 85220
        Mexico                       Registration No. 470267
        Trinidad Tobago              Registration No. 2236l

   2.3  Pending U.S. Trademark Registration Applications: None
        ------------------------------------------------

   2.4  Pending Non-U.S. Trademark Registration Applications:
        ----------------------------------------------------
        None

        For the tradename "LoJack" LoJack Corporation has pending Non-U.S. Trademark Registration Applications in the following countries:

        Hong Kong
        Panama
        Russia
        Saudi Arabia

        For the tradename "CarSearch" LoJack Corporation has pending Non-U.S. Trademark Registration Applications in the following countries:

        Greece
        Hong Kong
        Panama
        Saudi Arabia

   2.5  Unregistered Trademarks:  None
        -----------------------

     3. Licenses
        --------

        3.l  Agreement with the City of Los Angeles dated March 9, l989.

       3.2 Contract between the State of Michigan and LoJack Corporation dated as of April 24, l989.

       3.3 Lease Agreement LoJack Sector Activation System, dated February 23, l988, between Recovery Systems, Inc. and the Florida Department of Motor Vehicles.

       3.4 Accepted Proposal by LoJack Corporation to the Massachusetts Department of Public Safety.

       3.5 Lease Agreement between Auto Recovery Systems, Inc. and the State of New Jersey, dated July 3l, l989.

       3.6 Lease Agreement Number VA-90l2l2-LOJ between LoJack Corporation and the Commonwealth of Virginia, dated September l7, l99l.

       3.7 Lease Agreement between LoJack Corporation and the State of Georgia Department of Public Safety, dated June 6, l99l.

       3.8 Lease Agreement between the New York Division of State Police and LoJack Corporation dated January 2l, l994.

       3.9 Memorandum of Understanding dated July 23, l993 withe the District of Columbia Metropolitan Police Department.

       3.l0 Memorandum of Understanding dated February 29, l994 with the Rhode
            Island State Police.

       3.ll Lease Agreement with the State of Connecticut dated July l5, l993.

       3.12 Lease Agreement between LoJack Corporation and the Illinois State Police dated August 23, l990.

    * European Patent covers the following countries: United Kingdom, West Germany, France, Italy, Belgium, Switzerland, Austria, Sweden and Holland.